ACTION BY CONSENT IN WRITING IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS FOR AMERICAN HOUSING INCOME TRUST, INC.

Pursuant to Section II of the Bylaws (the "Bylaws") of American Housing Income Trust, Inc., a Maryland corporation (the "Company"), the Board of Directors unanimously adopts the following resolutions pursuant to Section III of the Bylaws:

WHEREAS, in the interests of reducing costs and expenses in operating the Company's wholly-owned subsidiary, American Realty Partners, LLC ("American Realty"), Performance Realty Management, LLC ("Performance Realty"), an entity whose majority owner is the Company's Chairman of the Board, Chief Financial Officer and Treasurer – Sean Zarinegar, has agreed to amend its management fee under the American Realty Operating Agreement by consenting to the Second Amendment to the American Realty Operating Agreement, as more thoroughly defined below.

WHEREAS, pursuant to the Rule 3a4-1 safe harbors for sales of securities by officers, employees and other "Associated Persons" of an issuer, in the context of future sales of registered shares of the Company following effectiveness of the Form S-11/A pending with the United States Securities and Exchange Commission, the Board of Directors adopts the policy herein regarding oral solicitations by officers, directors and employees to potential investors and purchasers of the Company's shares of registered common stock.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors ratifies and approves the Second Amendment to the Operating Agreement for American Realty as being in the best interests of the Company.

FURTHER RESOLVED, authorizing the Company's directors, officers and employees, including but not limited to, Sean Zarinegar and Jeff Howard, to engage in oral solicitation of sales of the Company's shares of registered common stock upon effectiveness of the Form S-11/A provided the director, officer or employee meets the following three preliminary requirements:

(a) The director, officer, employee or "Affiliated Person," as that term is defined under Rule 3a4-1, is not subject to statutory disqualification, as defined under Section 3(a)(39) of the Exchange Act, at the time of his or her participation in the sale of the Company's securities;

(b) The director, officer, employee or Affiliated Person is not compensated in connection with the sale of the issuer's securities by the payment of commissions or other remuneration based either directly or indirectly on transactions in securities, as set forth in Rule 3a4-1(a)(2); and

(c) The director, officer, employee or Affiliated Person is not an associated person of a broker or dealer at the time of the sale.

FURTHER RESOLVED, that in addition to the aforementioned requirements, the Board of Directors adopts the following two restrictions in connection with the sale of its securities registered under any registration statement:

Sales Duties Limited in Frequency and Proportion

To the extent a director, officer, employee or Affiliated Person relies on the exemptions set forth under Rule 3a4-1(a)(ii), he or she must (a) be primarily performing or intends to primarily perform at the end of the offering substantial duties for or on behalf of the Company otherwise in connection with transactions in the Company's securities, and (b) not have been a broker or dealer, or an associated person thereof, within the preceding 12 months. The associated person also must not participate in selling an offering of securities for any issuer more than once every 12 months, other than in reliance on (a) and (b), above.

Passive Sales Duties

The director, officer, employee or Affiliated Person shall prepare written communication or delivering such communication through the mails or other means that does not involve oral solicitation and in a manner inconsistent with the representations set forth in the Prospectus associated with the registration statement on Form S-11/A. The director, officer, employee or Affiliated Person may respond to inquiries of a potential purchaser in a communication initiated by the potential purchaser provided that the content of such response is limited to information contained in the registration statement on Form S-11/A.

Until further notice and approval by this Board of Directors, the registered directors, officers and Affiliated Persons authorized under this "Passive Sales Duties" safe-harbor provision is Sean Zarinegar, Jeff Howard and Monica Andreas, who shall be performing ministerial and clerical work in effecting any transaction.

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Dated: December 20, 2015

RESOLVED:

Sean Zarinegar
Sean Zarinegar
Chairman of the Board

Jeff Howard
Jeff Howard
Director

Kenneth Hedrick
Kenneth Hedrick
Director

Dated: December 20, 2015

RESOLVED:

Sean Zarinegar
Chairman of the Board

Jeff Howard
Director

Kenneth Hedrick
Kenneth Hedrick
Director

Dated: December 20, 2015

RESOLVED:

Sean Zarinegar
Chairman of the Board

Jeff Howard
Director

Kenneth Hedrick
Kenneth Hedrick
Director